UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2009

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 1, 2009, FirstEnergy Nuclear Generation Corp. (NGC), a subsidiary of FirstEnergy Solutions Corp. (FES), issued first mortgage bonds in connection with an extension of an existing letter of credit and amendment of the related reimbursement agreement supporting one series of pollution control revenue bonds (PCRBs) issued on behalf of NGC by the Beaver County Industrial Development Authority (BCIDA).  The first mortgage bonds were issued to the letter of credit bank, The Bank of Nova Scotia (Scotia), in the principal amount of $99,876,000, under the Third Supplemental Indenture, dated as of December 1, 2009 (Third Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between NGC and The Bank of New York Mellon Trust Company, N.A., as trustee.  The first mortgage bonds of NGC are secured primarily by a valid first lien on substantially all of NGC’s property used, or to be used, in connection with the generation and production of electric energy, subject to certain exceptions.

On December 2, 2009, FirstEnergy Generation Corp. (FGCO), a subsidiary of FES, issued first mortgage bonds in connection with a replacement letter of credit and related reimbursement agreement supporting one series of PCRBs issued on behalf of FGCO by the BCIDA.  The first mortgage bonds were issued to Scotia, the letter of credit bank, in the principal amount of $28,807,000, under the Sixth Supplemental Indenture, dated as of December 1, 2009 (Sixth Supplemental Indenture), to the Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FGCO and The Bank of New York Mellon Trust Company, N.A., as trustee.  The first mortgage bonds of FGCO are secured primarily by a valid first lien on substantially all of FGCO’s property used, or to be used, in connection with the generation and production of electric energy, subject to certain exceptions.

The foregoing descriptions of the various agreements referenced above do not purport to be complete and are qualified in their entirety by reference to the agreements themselves, which are filed as exhibits hereto.  The Third Supplemental Indenture and applicable form of NGC first mortgage bonds, the Sixth Supplemental Indenture and the applicable form of FGCO first mortgage bonds are filed as Exhibits 4.1 and 4.2, respectively, to this Form 8-K, and are incorporated herein by reference.

 Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1
Third Supplemental Indenture, dated as of December 1, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, by and between FirstEnergy Nuclear Generation Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.1 (a)	Form of First Mortgage Bonds, Collateral Series K of 2009 due 2012 (included in Exhibit 4.1)
4.2
Sixth Supplemental Indenture, dated as of December 1, 2009, to Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, by and between FirstEnergy Generation Corp. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee

4.2 (a)	Form of First Mortgage Bonds, Collateral Series D of 2009 due 2012 (included in Exhibit 4.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

December 4, 2009

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Harvey L. Wagner
Harvey L. Wagner Vice President and Controller